Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares ESG Aware MSCI EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF
iShares J.P. Morgan EM High Yield Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF
iShares MSCI Brazil ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF
iShares MSCI Colombia ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF
iShares MSCI Emerging Markets Min Vol Factor ETF
iShares MSCI Emerging Markets Multifactor ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Min Vol Factor ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares US & Intl High Yield Corp Bond ETF

iShares Trust
iShares 0-3 Month Treasury Bond ETF
iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF iShares 25+ Year Treasury STRIPS Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Adaptive Currency Hedged MSCI EAFE ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares BB Rated Corporate Bond ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF
iShares Core Dividend Growth ETF
iShares Core Growth Allocation ETF
iShares Core High Dividend ETF
iShares Core International Aggregate Bond ETF
iShares Core Moderate Allocation ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Europe ETF
iShares Core MSCI International Developed Markets ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged JPX-Nikkei 400 ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI Mexico ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Cybersecurity and Tech ETF iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF
iShares ESG Advanced High Yield Corporate Bond ETF
iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Total USD Bond Market ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware Aggressive Allocation ETF
iShares ESG Aware Conservative Allocation ETF
iShares ESG Aware Growth Allocation ETF
iShares ESG Aware Moderate Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF
iShares ESG Aware MSCI USA Small-Cap ETF

iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI USA Leaders ETF
iShares ESG Screened S&P 500 ETF
iShares ESG Screened S&P Mid-Cap ETF
iShares ESG Screened S&P Small-Cap ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF

iShares Exponential Technologies ETF

iShares Factors US Blend Style ETF

iShares Factors US Growth Style ETF

iShares Factors US Mid Blend Style ETF

iShares Factors US Small Blend Style ETF

iShares Factors US Value Style ETF

iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Focused Value Factor ETF
iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Green Bond ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Bond Factor ETF
iShares iBonds 2021 Term High Yield and Income ETF
iShares iBonds 2022 Term High Yield and Income ETF
iShares iBonds 2023 Term High Yield and Income ETF
iShares iBonds 2024 Term High Yield and Income ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds Dec 2020 Term Corporate ETF

iShares iBonds Dec 2021 Term Corporate ETF
iShares iBonds Dec 2021 Term Muni Bond ETF iShares iBonds Dec 2021 Term Treasury ETF
iShares iBonds Dec 2022 Term Corporate ETF
iShares iBonds Dec 2022 Term Muni Bond ETF iShares iBonds Dec 2022 Term Treasury ETF
iShares iBonds Dec 2023 Term Corporate ETF iShares iBonds Dec 2023 Term Muni Bond ETF iShares iBonds Dec 2023 Term Treasury ETF
iShares iBonds Dec 2024 Term Corporate ETF
iShares iBonds Dec 2024 Term Muni Bond ETF iShares iBonds Dec 2024 Term Treasury ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF iShares iBonds Dec 2025 Term Treasury ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF iShares iBonds Dec 2029 Term Treasury ETF iShares iBonds Dec 2030 Term Corporate ETF iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Mar 2023 Term Corporate ETF
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares Intermediate-Term Corporate Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF iShares International Dividend Growth ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares Investment Grade Bond Factor ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares Long-Term Corporate Bond ETF

iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Argentina and Global Exposure ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF iShares MSCI Germany Small-Cap ETF
iShares MSCI Global Impact ETF
iShares MSCI Global Multifactor ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF
iShares MSCI Intl Multifactor ETF
iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Size Factor ETF
iShares MSCI Intl Small-Cap Multifactor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Equal Weighted ETF

iShares MSCI Japan Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF iShares MSCI Norway ETF
iShares MSCI Peru ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares MSCI USA Mid-Cap Multifactor ETF
iShares MSCI USA Min Vol Factor ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Multifactor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF
iShares MSCI USA Small-Cap Multifactor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National Muni Bond ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares North American Tech-Multimedia Networking ETF
iShares PHLX Semiconductor ETF
iShares Preferred and Income Securities ETF
iShares Residential Real Estate ETF
iShares Robotics and Artificial Intelligence Multisector ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Pure U.S. Revenue ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Self-Driving EV and Tech ETF
iShares Short-Term Corporate Bond ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Dividend and Buyback ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Fixed Income Balanced Risk Factor ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF iShares Virtual Work and Life Multisector ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF
iShares Commodities Select Strategy ETF
iShares Commodity Curve Carry Strategy ETF
iShares Evolved U.S. Consumer Staples ETF
iShares Evolved U.S. Discretionary Spending ETF
iShares Evolved U.S. Financials ETF
iShares Evolved U.S. Healthcare Staples ETF
iShares Evolved U.S. Innovative Healthcare ETF
iShares Evolved U.S. Media and Entertainment ETF
iShares Evolved U.S. Technology ETF
iShares Gold Strategy ETF
iShares Inflation Hedged Corporate Bond ETF
iShares Interest Rate Hedged Corporate Bond ETF
iShares Interest Rate Hedged Emerging Markets Bond ETF
iShares Interest Rate Hedged High Yield Bond ETF
iShares Interest Rate Hedged Long-Term Corporate Bond ETF
iShares Short Maturity Bond ETF
iShares Short Maturity Municipal Bond ETF
iShares Ultra Short-Term Bond ETF

Approved by the Board of Trustees of iShares Trust and iShares U.S. ETF Trust and the Board of Directors of iShares, Inc. on September 16-17, 2020.